Exhibit 10.6(b)

SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED A CHANGE IN CONTROL AGREEMENT IN THE FORM FILED AS EXHIBIT 10.1(a) TO THE QUARTERLY REPORT ON FORM 10‑Q OF THE COMPANY FOR THE QUARTER ENDED SEPTEMBER 30, 2016 OR AS OTHERWISE STATED BELOW (this “Schedule”)

This Schedule of Executive Officers Who Have Executed a Change in Control Agreement relates to the form of Change in Control Agreement filed by Independent Bank Group, Inc. as Exhibit 10.1(a) to its Quarterly Report on Form 10‑Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on October 27, 2016 (the “Form Agreement”). This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the details in which the specific agreements executed in the form of the Form Agreement differ from the Form Agreement, and, in particular to set forth the persons who, with Independent Bank Group, Inc., were parties to the Change in Control Agreements in such form as of February 24, 2022.

Executive Officer Who is a Party to such Change in Control Agreement	Date of Change in Control Agreement	The number of times the sum of (a) Executive’s current base salary plus (b) Executive’s target total annual bonus for the year of termination paid upon a Change in Control
David R. Brooks	July 26, 2016	Three (3) times
Daniel W. Brooks	July 26, 2016	Two and a half (2.5) times
Michelle S. Hickox	July 26, 2016	Two (2) times
James C. White	January 31, 2018	Two (2) times
James P. Tippit	January 31, 2018	Two (2) times
Mark S. Haynie	January 31, 2018	Two (2) times
Michael B. Hobbs	December 11, 2020	Two and a half (2.5) times

John G. Turpen’s Change In Control Agreement is included within his Employment Agreement dated (Exhibit 10.8) also includes a change in control provision at Section 4 which calls for the payment of Two (2) times the sum of his base salary plus the sum of (x) the Annual Base Salary and (y) the greater of (i) the Annual Incentive Bonus Target Opportunity and (ii) the average Annual Incentive Bonus actually paid to Executive (before any tax withholding) during the three (3) completed years prior to the Date of Termination, for the calendar year in which the Date of Termination occurs.